January 28, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

Hartford MULTIFACTOR DEVELOPED MARKETS (EX-us) ETF SUMMARY PROSPECTUS

DATED JANUARY 28, 2020

AND

HARTFORD MULTIFACTOR ETFS PROSPECTUS

DATED JANUARY 28, 2020

IMPORTANT NOTICE REGARDING CHANGES IN A RULE 35D-1 INVESTMENT POLICY

This Supplement contains new and additional information regarding Hartford Multifactor Developed Markets (ex-US) ETF and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective April 1, 2020, the Hartford Multifactor Developed Markets (ex-US) ETF’s (the “Fund”) policy of investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of developed markets excluding the U.S. will be rescinded. The Fund will continue to invest, under normal conditions, at least 80% of its assets in securities included in the Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (the “Index”) and in depositary receipts representing securities of the Index.

Prior to April 1, 2020, under normal conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of developed markets excluding the U.S.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7508ETF	January 2020